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                                                             Exhibit 10.(iii)(D)



                                    June 25, 1997


Montgomery Ward Holding Corp.
Montgomery Ward & Co., Incorporated
Lechmere, Inc.
619 West Chicago Avenue
8th Floor
Chicago, Illinois 60610

Gentlemen:

Reference is hereby made to that certain (i) Program Agreement (the "Program Agreement") dated October 12, 1989, as amended, among Montgomery Ward & Co., Incorporated ("MW"), General Electric Capital Corporation ("GE Capital") and Lechmere, Inc., and (ii) Agreement (the "Fee Agreement") dated March 4, 1997 among GE Capital, Montgomery Ward Holding Corp. ("MW Holding") and MW. Except as otherwise defined herein, terms defined in the Program Agreement or the Fee Agreement are used herein as therein defined. The parties hereby desire to amend the Program Agreement and Fee Agreement as herein provided.

1. The Program Agreement is hereby amended to (i) delete the reference in the sixth recital of the March 4, 1997 amendment to the Program Agreement (the "March 4 Amendment") to "$21,120,000" and to substitute in its place "$35,200,000", (ii) increase the commitment amount under the second to last paragraph of Section 1 of the March 4 Amendment with respect to the Vendor Payable Extension Program from $150,000,000 to $250,000,000, (iii) increase the commitment amount under the last paragraph of Section 1 of the March 4 Amendment from $500,000,000 to $600,000,000, and (iv) delete the reference in the table in such paragraph to "150,000,000" and to substitute in its place "$250,000,000".

2. The Fee Agreement is hereby amended to change all references to 211.2 shares of Preferred Stock therein to 352.0 shares of Preferred Stock.

3. GE Capital hereby acknowledges that it has received a certificate representing 352.0 shares of Series C Preferred Stock of MW Holding.

4. Each of the parties hereto acknowledges that the transactions contemplated by the amendments to the Program Agreement and the Fee Agreement effected hereby have been consummated prior to the date hereof, and each party hereto hereby ratifies the consummation of such transactions.

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5.   Each of the parties hereto acknowledges and confirms that GE Capital has made, and may, in its sole discretion, make, Payments pursuant to the Program Agreement in excess of $600,000,000. Any such Payments in excess of $600,000,000 shall be governed by the terms of the Program Agreement.

6. Each of MW and MW Holding represents and warrants to GE Capital that the execution, delivery and performance by each of them of this Agreement and the consummation of the transactions contemplated hereby, including the Charter Amendment and the issuance of the Preferred Stock, have been duly authorized by its Board of Directors, and, other than the approval of the holders of a majority of MW Holding's outstanding common stock, which have been obtained, do not require the consent or approval of any person which has not been obtained.

7. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

8. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to the principles thereof regarding conflict of laws.

9. Except as amended hereby, the Program Agreement and the Fee Agreement shall remain in full force and effect.

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Please confirm your agreement to the foregoing by signing and returning to the undersigned an executed copy of this letter.

                                    Very truly yours,

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/ David G. Amble
                                        ------------------
                                          Name:   David Amble
                                          Title:  Vice President


Accepted and Agreed to by:

MONTGOMERY WARD HOLDING CORP.


By:  /s/ Spencer H. Heine
   -----------------------------
      Name:  Spencer H. Heine
      Title: Executive Vice President



MONTGOMERY WARD & CO., INCORPORATED


By:  /s/ Spencer H. Heine
   -----------------------------
      Name:  Spencer H. Heine
      Title: Executive Vice President



LECHMERE, INC.


By:  /s/ Spencer H. Heine
   -----------------------------
      Name:  Spencer H. Heine
      Title: Vice President

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